Exhibit (10)(h)(vi)

                          SOUTH JERSEY INDUSTRIES, INC.
                         SCHEDULE OF OFFICER AGREEMENTS

         Pursuant to Rule 12b-31, the following sets forth the material details which differ in the Executive Employment Agreements, the form of which is filed herewith as Exhibit (100(l)(d).

            Name                            Capacities in Which Served                     Date           Minimum
                                                                                            of          Base Salary
                                                                                        Agreement
Charles Biscieglia             Chairman of the Board, South Jersey Industries,            1/1/03         $367,780
                               Inc.*

Edward J. Graham               President and Chief Executive Officer,                     1/1/03          300,000
                               South
                               Jersey Industries, Inc.; President and Chief Executive
                               Officer, South Jersey Gas

Richard J. Jackson             Vice President, Utility Operations, South  Jersey          1/1/03          169,590
                               Industries; Executive Vice President and Chief
                               Operating Officer, South Jersey Gas Company

David A. Kindlick              Vice President and Chief Financial  Officer,South          1/1/03          203,820
                               Jersey Industries, Inc.; Executive Vice President and
                               Chief Financial Officer, South  Jersey Gas Company

Janet T. Nickels               Senior Vice President, Corporate Communications            1/1/03          142,090

                               and Administrative Services, South Jersey Gas
                               Company

Albert V. Ruggiero             Vice President, South Jersey Industries, Inc.;             1/1/03          203,820
                               Executive Vice President and Chief Administrative
                               Officer, South Jersey Gas Company

Richard H. Walker, Jr.         Vice President, Corporate Counsel and Corporate            1/1/03          149,030
                               Secretary, South Jersey Industries, Inc.; Senior
                               Vice President, Corporate Counsel and Corporate
                               Secretary, South Jersey Gas Company

Michael Renna                  Vice President, South Jersey Industries, Inc.;             1/1/04          145,000
                                   President, South Jersey Energy

Jeffrey E. DuBois              Vice President, South Jersey Industries, Inc.;             1/1/04          135,400

                               Senior Vice President, South Jersey Gas Company



* Charles Biscieglia retired from the position of Chief Executive Officer on February 1, 2004.  He ceased being an officer of the
Company and his Officer Agreement terminated on that date.